UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 28, 2007

NRG Energy, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15891	41-1724239
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

211 Carnegie Center, Princeton, New Jersey		08540
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	609-524-4500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On August 28, 2007, NRG, the subsidiaries of NRG named in the Tenth Supplemental Indenture (as hereinafter defined) (the "Existing Guarantors"), NRG Cedar Bayou Development Company, LLC and NRG Construction LLC (collectively, the "Guaranteeing Subsidiaries") and Law Debenture Trust Company of New York, as trustee (the "Trustee"), entered into a thirteenth supplemental indenture (the "Thirteenth Supplemental Indenture"), supplementing the indenture, dated February 2, 2006 (the "Base Indenture"), among NRG and the Trustee, as supplemented by a first supplemental indenture, dated February 2, 2006, among NRG, the guarantors named therein and the Trustee, pursuant to which NRG issued $1,200,000,000 aggregate principal amount of 7.250% senior notes due 2014 (the "2014 Notes"), and as supplemented by a third supplemental indenture, dated as of March 14, 2006, among NRG, the Existing Guarantors party thereto and the Trustee, a fifth supplemental indenture, dated April 28, 2006, among NRG, the Existing Guarantors party thereto and the Trustee, a seventh supplemental indenture, dated November 13, 2006 among NRG, the Existing Guarantors and the Trustee and a tenth supplemental indenture (the "Tenth Supplemental Indenture"), dated July 19, 2007 among NRG, the Existing Guarantors and the Trustee. Pursuant to the Thirteenth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG's obligations under its 2014 Notes.

On August 28, 2007, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into a fourteenth supplemental indenture (the "Fourteenth Supplemental Indenture"), supplementing the Base Indenture, as supplemented by a second supplemental indenture, dated February 2, 2006, among NRG, the guarantors named therein and the Trustee, pursuant to which NRG issued $2,400,000,000 aggregate principal amount of 7.375% senior notes due 2016 (the "2016 Notes"), and as supplemented by a fourth supplemental indenture, dated as of March 14, 2006, among NRG, the Existing Guarantors party thereto and the Trustee, a sixth supplemental indenture, dated April 28, 2006, among NRG, the Existing Guarantors party thereto and the Trustee and an eighth supplemental indenture, dated November 13, 2006, among NRG, the Existing Guarantors party thereto and the Trustee and an eleventh supplemental indenture, dated July 19, 2007, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Fourteenth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG's obligations under its 2016 Notes.

On August 28, 2007, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into a fifteenth supplemental indenture (the "Fifteenth Supplemental Indenture"), supplementing the Base Indenture, as supplemented by a ninth supplemental indenture, dated November 21, 2006, among NRG, the Existing Guarantors party thereto and the Trustee, pursuant to which NRG issued $1,100,000,000 aggregate principal amount of 7.375% senior notes due 2017 (the "2017 Notes"), and as supplemented by a twelfth supplemental indenture, dated July 19, 2007, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Fifteenth Supplemental Indenture, the Guaranteeing Subsidiaries became a guarantor of NRG's obligations under its 2017 Notes.

A copy of the Thirteenth Supplemental Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Fourteenth Supplemental Indenture is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Fifteenth Supplemental Indenture is attached as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the material terms of the Thirteenth Supplemental Indenture, the Fourteenth Supplemental Indenture and the Fifteenth Supplemental Indenture is qualified in its entirety by reference to such exhibits.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number - Description

4.1 Thirteenth Supplemental Indenture, dated August 28, 2007, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.2 Fourteenth Supplemental Indenture, dated August 28, 2007, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.3 Fifteenth Supplemental Indenture, dated August 28, 2007, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.

September 4, 2007	By:	/s/ J. Andrew Murphy

Name: J. Andrew Murphy
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

4.1	Thirteenth Supplemental Indenture, dated August 28, 2007, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.
4.2	Fourteenth Supplemental Indenture, dated August 28, 2007, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.
4.3	Fifteenth Supplemental Indenture, dated August 28, 2007, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.